UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22875

Equalize Community Development Fund

 (Exact name of registrant as specified in charter)

37 West Avenue, Suite 301

Wayne, PA 19087

 (Address of principal executive offices) (Zip code)

Karen Van Horn

 Equalize Community Development Fund

 37 West Avenue, Suite 301

 Wayne, PA 19087

 (Name and address of agent for service)

Registrant's telephone number, including area code: (610) 337-6500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2024

TABLE OF CONTENTS

Shareholder Letter (Unaudited)	1
Fund Performance (Unaudited)	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	28
Other Information (Unaudited)	29
Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)	30
Trustees and Officers (Unaudited)	32

Shareholder Letter (Unaudited) JUNE 30, 2024

Shareholder Letter

The interest rate and economic environment for Equalize Community Development Fund (the “Fund”) continued be challenging in the fiscal year ended June 30, 2024 (“FY 2024”). Significantly higher interest rates and substantial volatility in interest rates, coupled with liquidity challenges at many banks, including some significant bank failures in 2023, created headwinds for the Fund. Despite the challenging environment, the Fund earned a solid positive return for the year. We continued to take advantage of recent improvements to the Fund in several areas to position the Fund for better performance in the current environment. Some of the notable items that occurred during the year include:

Liquidity – The Fund is structured as a closed-end interval fund because it holds long-term assets that do not have a highly liquid secondary market. Selling these assets in times of economic stress could result in significant losses for all shareholders in the Fund. As a result of the spike in market interest rates over the last few years, several investors requested full or partial redemptions of their Fund investments. Over the past year, the Fund has dedicated loan payoffs and maturities, and regular principal paydowns, coupled with the use of its line of credit, to meeting redemption requests. The Fund has only resorted to loan sales on a few occasions when necessary, and Equalize Capital LLC (the “Adviser”), the Fund’s investment adviser, was able to sell the loans at prices very close to their carrying value in these instances. Several investors that have requested full redemptions remain partially invested in the Fund, and it will take a few more quarters before they can be fully redeemed. During that time, the Fund will continue to devote expected loan payoffs to redemption requests. While this will limit our ability to purchase new loans to instances where new investments come into the Fund, we still believe that ongoing periodic interest rate resets, along with paydowns of the line of credit, will help the Fund’s average loan yield rise over time.

Loan Activity – Interest rates proved highly variable in FY2024. The rate on the ten-year Treasury started the fiscal year at roughly 3.74% and it finished only slightly higher at 4.11%. However, in between it showed peaks of close to 5.00% in October 2023 and 4.74% in late April 2024, but fell as low as 3.79% in late December 2023 and more recently to 3.79% at the beginning of August 2024. Coupled with a lack of liquidity at many banks, the volatile interest rate environment hampered sales activity and new investments in the Fund. As a result, new loan purchase activity was minimal during the year. The Fund purchased one new Small Business Administration (“SBA”) 504 first lien loan during FY 2024, though this loan carries a significantly higher interest rate than the Fund average. Higher interest rates were one factor helping drive loan payoff activity, resulting in seven loan payoffs during the year. Despite the slow year of loan purchases, the Fund remains on the radar of numerous SBA 504 first lien loan originators as a potential provider of liquidity, paving the way for greater availability of loans for purchase in the future.

Performance – In the year since the Federal Reserve completed the unprecedented set of eleven increases over seventeen months, raising the Federal Funds Target Rate by 5.25% between March 2022 and July 2023, it has made no further changes. In that year, sentiment has varied widely about the Fed’s next move, from expectations that included three to four interest rate cuts would be made in 2024 to times when many thought the next move could be an increase in rates. Interest rates largely followed these shifting sentiments. Meanwhile, pressures on investment returns for many funds and fixed income investments remained. The Fund earned a 4.20% total return in FY 2024 despite the interest rate volatility. This performance exceeded the returns of two of the three indices we use as benchmarks. The Fund achieved this strong return while still providing an opportunity for institutional Fund investors subject to regulatory examination for compliance with the Community Reinvestment Act of 1977, as amended (the “CRA”), to claim favorable regulatory consideration of their investment under the CRA. The Fund has accomplished these important goals while also maintaining the strong credit metrics discussed below.

Shareholder Letter (Unaudited) JUNE 30, 2024

We believe the best way to tell the Fund’s performance story is by comparison of our returns:

	One Year Period Ended June 30, 2024	One Year Period Ended June 30, 2023	One Year Period Ended June 30, 2022
Equalize Community Development Fund	4.20%	-0.50%	-1.18%
Bloomberg US Aggregate Bond Index	2.63	-0.94	-10.29
ICE BofA 1-3 Year U.S. Corporate & Government Index	4.97	0.56	-3.62
ICE BofA 3-5 Year U.S. Corporate & Government Index	4.51	-0.33	-7.36

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For performance data as of the most recent month-end please call 1-855-386-3504.

The Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total expenses (excluding interest, leverage interest (i.e. any expense incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”) and including organizational and offering costs) do not exceed 2.25% of the Fund’s average net assets until at least October 31, 2024.

Performance data quoted represents total return which assumes reinvestment of dividends and capital gain distributions. The quoted performance reflects fee waivers and/or expense reimbursements in effect during those periods. Returns would have been lower without the waivers and reimbursements.

Strong investment performance is only part of the value equation for our shareholders. Since the Fund’s inception in mid-December of 2013, it has received investor deposits of almost $82 million and successfully deployed that sum in a total of 83 SBA 504 first lien loans and U.S. Department of Agriculture Rural Development (“USDA RD”) loan participations. In so doing, the following statistics about asset deployment are important to consider:

●	583 new jobs were created (to qualify, most businesses must create or retain one job for every $65,000 of SBA second lien loan financing ($100,000 for a small manufacturer));
●	909 jobs have been maintained;
●	$30.9 million or 28.9% of the loan portfolio involves women-owned businesses;
●	$30.3 million or 20.5% of the loan portfolio involves minority-owned businesses;
●

As of June 30, 2024, only one loan in the Fund’s history has gone to foreclosure, and that loan paid off 100% of the balance due prior to foreclosure. None of the Fund’s other portfolio loans were troubled or in arrears;

●	The present Debt Service Coverage Ratio (“DSCR”) is 1.32 to 1;
●	The current average individual credit score is 747;
●	The effective Loan-to-Value ratio (“LTV”) is 47.1% of the Fund’s loan portfolio;
●	The current interest rate of the Fund’s loan portfolio is 6.40% and the gross effective floor coupon rate is 6.22%.
●	30-Day SEC Yield*: 4.42% and Unsubsidized 30-Day SEC Yield**: 1.99%

These metrics are noteworthy as they speak to the experience of the Fund’s portfolio management team in the SBA 504 first lien and USDA RD loan space. Led by Lee Calfo and Joe Gladue, the Fund’s portfolio management team can access decades of experience in SBA lending activities.

Shareholder Letter (Unaudited) JUNE 30, 2024

The Adviser believes that the Fund represents an appropriate investment for investors looking for additional yield in floating rate loans in order to help against rising interest rates. The biggest risk, with the exception of default risk, to an investor’s bond portfolio composed primarily of fixed coupon instruments is the highly negative effect on bond pricing associated with a rising interest rate environment. As interest rates have risen sharply from being at or near absolute lows since the 1950s, interest rate risk has become a critically important consideration for any investor in this environment.

The Fund’s portfolio of loans has the strong credit and collateral metrics laid out above. Moreover, the Fund’s portfolio holdings are typically the most senior debt in the capital structure of the borrowing entities. The SBA 504 first lien loans, which constitute the bulk of the portfolio are secured by real estate and have the additional credit enhancement of having the U.S. Government in a first loss position for up to a maximum of 40% of each whole loan.

When considering all of these characteristics, the Fund offers the potential of a bond investment that will likely not be highly correlated to the fixed coupon bond market. Moreover, the Fund’s diversified portfolio of small-sized SBA 504 first lien loans is not similar to any other available investment product that we have been able to identify. Therefore, we believe that the Fund’s loan portfolio may provide value to an overall portfolio plan.

We thank you for your continued support of the Fund. The new activity of the Fund’s investment has led directly to job creation and helped support the growth of deserving U.S. small businesses. Your investment in the Fund produced a solid gain during the fiscal year ended June 30, 2024 that still beat the performance of two of its three benchmarks. This comes with a strong dividend yield. We seek to continue this record of strong absolute and relative results going forward.

Thank you for your continued investment in the Fund.

Thank you,

Equalize Capital LLC

*30-Day SEC Yield - The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without them.

**Unsubsidized 30-Day SEC Yield - The unsubsidized 30-Day SEC Yield represents what a fund’s 30-Day SEC Yield would have been had no fee waivers or expense reimbursements been in place over the period.

Risks - Investing in a mutual fund involves risk including the potential loss of principal.

Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. The Fund is not an appropriate investment for investors who desire the ability to reduce their investments to cash on a timely basis.

SBA 504 first lien loans, USDA RD loans and Bureau of Indian Affairs (“BIA”) loans are not readily marketable. Illiquid loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund’s net asset value. Shareholders will not have the right to redeem their shares. However, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

Shareholder Letter (Unaudited) JUNE 30, 2024

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call 1-855-386-3504.

Fund Performance (Unaudited) JUNE 30, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Annualized Since Inception[1]
Equalize Community Development Fund	4.20%	2.06%	2.61%	2.39%
Bloomberg US Aggregate Bond Index	2.63%	-0.23%	1.35%	1.63%
ICE BofA 1-3 Year U.S. Corporate & Government Index	4.97%	1.28%	1.37%	1.36%
ICE BofA 3-5 Year U.S. Corporate & Government Index	4.51%	0.76%	1.57%	1.63%

[1]	Inception Date: December 16, 2013

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 855-386-3504.

Growth of an Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from June 30, 2014 to June 30, 2024. The Average Annual and Cumulative Total Return table and Growth of an Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Schedule of Investments JUNE 30, 2024

INVESTMENT TYPE AS A PERCENTAGE OF TOTAL INVESTMENTS AS FOLLOWS:

Description, State(a), Acquisition Date	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
Community Development Loans — 102.15%
504 First Lien Loans(b) — 88.47%
Hospitality Properties — 20.01%
537 Maple Hotel LLC, New Jersey, 10/15/2021	5 Year U.S. Treasury + 4.500% (6.000% Floor)	6.000%		10/1/2031	$2,038,360	$1,958,456	$1,907,419
McDonough Hospitality Plaza, LLC, Georgia, 12/1/2016	6.500% (6.500% Fixed)	5.250	%(c)	9/5/2024	4,500,934	4,500,000	4,606,110
Moses Lake Investors, LLC, Washington, 9/18/2014(d)	Prime + 2.250% (5.500% Floor)	10.750%		10/1/2039	858,609	830,620	824,938
Total Hospitality Properties							7,338,467

Multi-Purpose Properties — 68.46%
5205 Orange LLC, Florida, 6/23/2022	5 Year U.S. Treasury + 4.500% (5.880% Floor)	5.880%		6/1/2031	1,457,620	1,407,744	1,304,416
Acworth Recycling, LLC, Georgia, 1/14/2021	6.750% (6.750% Fixed)	6.750%		12/15/2029	296,446	283,909	268,007
Budva Properties, LLC, Arizona, 8/6/2021	5 Year Swap + 5.000% (6.250% Floor)	6.250%		7/1/2046	1,261,683	1,205,492	1,174,269
Ceeport Group LLC, Florida, 6/10/2021	6.500% (6.500% Fixed)	6.500%		3/19/2030	548,559	530,161	463,690
Cookson Holdings LLC, Lloyd’s Hardware LLC, Wisconsin, 6/28/2022	5 Year U.S. Treasury + 5.000% (6.500% Floor)	6.560%		4/1/2032	932,894	891,048	887,582
Dorris Fitness, LLC, Georgia, 6/3/2021	6.750% (6.750% Fixed)	6.750%		1/28/2030	530,912	509,729	463,787

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2024

Description, State(a), Acquisition Date (continued)	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
Multi-Purpose Properties — (continued)
Duane Auto Sale LLC, California, 5/14/2021	5 Year Swap + 5.000% (6.250% Floor)	6.250%		5/1/2046	$690,515	$656,636	$646,182
EUG Properties LLC, 12/22/2023	Prime + 0.500% (9.000% Floor)	9.000%		10/15/2033	2,101,408	2,000,627	2,034,258
Fred Hairabidian, California, 5/3/2022	5 Year Swap + 4.750% (5.850% Floor)	5.850%		9/1/2046	515,588	488,148	487,079
Grigorian Investments, LLC, California, 9/2/2014	5 Year SOFR+ 4.500% (6.330% Floor)	6.330%		9/15/2039	472,577	459,571	461,487
Jereme Lee James, California, 4/7/2021	5 Year Swap + 5.000% (6.500% Floor)	6.500%		2/1/2046	217,152	204,361	202,160
JPEG, Inc., Florida, 12/11/2020	5 Year Prime + 0.500% (6.500% Floor)	6.500%		8/1/2030	157,018	149,482	140,703
KES, Inc., Georgia, 12/9/2020	6.750% (6.750% Fixed)	6.750%		12/2/2029	461,064	444,199	430,154
Kiva Holdings and Kiran Fitness LLC, South Carolina, 6/17/2021	6.750% (6.750% Fixed)	6.750%		2/21/2030	777,147	747,495	706,570
Limitless Sun LLC, California, 3/7/2022	5 Year Constant Maturity Treasury + 4.450% (5.950% Floor)	5.950%		2/1/2047	676,442	640,811	634,723
Nexelm LLC, California, 5/4/2022	5 Year Constant Maturity Treasury + 4.450% (5.950% Floor)	5.950%		1/1/2047	488,533	462,365	457,524
Nicholas Holdings, LLC, Georiga, 11/8/2022	Prime + 0.500% (5.500% Floor)	5.500%		10/22/2031	2,691,901	2,598,230	2,292,834
Nowlin Properties LLC, California, 3/16/2022	5 Year Constant Maturity Treasury + 4.000% (5.780% Floor)	5.780%		3/1/2047	1,145,583	1,098,078	1,076,994
Oaks at Pooler, LLC, Georgia, 6/30/2021	5 Year U.S. Treasury + 5.250% (6.250% Floor)	6.250%		4/1/2031	5,457,637	5,294,852	5,172,276
Pinar Truck Inc., Florida, 8/23/2021	5 Year Prime + 0.500% (5.500% Floor)	6.000%		4/23/2031	658,272	640,684	594,305
Royal Foods Mendota, LLC, California, 5/6/2022	5 Year Constant Maturity Treasury + 4.290% (6.000% Floor)	6.000%		4/1/2047	829,925	787,721	722,679
Shiv Shakti Investments, LLC, Georgia, 6/20/2017	6.500% (6.500% Fixed)	5.250	%(c)	12/15/2024	1,750,268	1,750,000	1,764,157
Stanley Avenue Realty, LLC, New York, 9/17/2014	4 Year SOFR+ 3.720% (5.370% Floor)	6.700	%(c)	9/15/2044	1,652,381	1,652,329	1,639,309
STMX Partners, LLC, Georgia, 12/16/2020	5 Year Prime + 0.500% (6.000% Floor)	6.000%		10/15/2030	497,706	478,615	445,461

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2024

Description, State(a), Acquisition Date (continued)	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
Multi-Purpose Properties — (continued)
Uncle Pops LLC, California, 4/23/2021	5 Year Swap + 5.000% (6.180% Floor)	6.180%		3/1/2046	$680,639	$647,276	$638,356
Total Multi-Purpose Properties							25,108,962

Total 504 First Lien Loans (identified cost of $34,347,773)							$32,447,429

USDA Rural Development Loans(b) — 13.68%
USDA Guaranteed — 3.97%
Bonumose, Inc., Virginia, 11/8/2022(d)	8.700% (7.700% Fixed)	7.700	%(c)	11/7/2028	564,576	533,315	540,200
Roebuck Fire District, South Carolina, 2/25/2022(d)	4.410% (4.410% Fixed)	3.410	%(c)	5/6/2041	1,061,457	1,045,889	916,398
Total USDA Guaranteed							1,456,598

USDA Non-Guaranteed — 9.71%
Bonumose, Inc., Virginia, 11/8/2022(d)	8.700% (8.700% Fixed)	8.700%		11/7/2028	346,269	344,570	284,097
Clarke Avenue Realty LLC, Delaware, 4/4/2022(d)(f)	5 Year Constant Maturity Treasury + 3.000% (5.340% Floor)	5.340%		4/1/2048	3,002,168	2,998,330	2,474,372
Progressive Medical Management of Batesville, LLC, Mississippi, 12/15/2022(d)(f)	7.161% (7.161% Fixed)	7.161%		12/15/2036	737,392	732,371	667,095
Roebuck Fire District, South Carolina, 1/26/2022(d)	4.410% (4.410% Fixed)	4.410%		5/6/2041	166,075	163,420	134,312
Total USDA Non-Guaranteed							3,559,876

Total USDA Rural Development Loans (identified cost of $5,877,937)							$5,016,474
Total Community Development Loans (identified cost of $40,225,710)							$37,463,903

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2024

	Shares	Fair Value
Short-Term Investments — 1.36%
Morgan Stanley Liquidity Fund - Institutional Class, 5.14%(e)	497,627	$497,627
Total Short-Term Investments (Cost $497,627)		497,627

Total Investments* — 103.51% Cost ($40,723,337)		37,961,530
Liabilities in Excess of Other Assets — (3.51)%		(1,288,035)
TOTAL NET ASSETS — 100.00%		$36,673,495

(a)	The states listed correspond to the location of the underlying collateral of the Community Development Loan, which may differ from the location of the borrower.

(b)

Community Development Loans are restricted as to resale. The cost and fair value as of June 30, 2024 was $40,225,710 and $37,463,903, respectively. Fair value is determined using significant unobservable inputs.

(c)

The effective rate is net of a sub-servicing fee collected on the Community Development Loan by the selling agent. As a result, the effective rate may be less than the Community Development Loan floor rate.

(d)

Represents an investment in the Community Development Loan through a participation agreement with a financial institution. A participation agreement typically results in a contractual relationship only with a financial institution, not with the borrower.

(e)	The rate shown is the annualized 7-day yield as of June 30, 2024.

(f)	In default due to failure to meet minimum debt covenant requirements for debt service coverage ratio (DSCR).

*	All investments and other assets are pledged as collateral on the credit facility.

SOFR	Secured Overnight Financing Rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2024

INVESTMENT TYPE AS A PERCENTAGE OF NET ASSETS BY STATE:

Hospitality Properties
Georgia	12.56%
New Jersey	5.20%
Washington	2.25%
Total Hospitality Properties	20.01%

Multi-Purpose Properties
Arizona	3.20%
California	14.53%
Florida	6.82%
Georgia	29.55%
New York	4.47%
South Carolina	7.47%
Wisconsin	2.42%
Total Multi-Purpose Properties	68.46%

USDA Guaranteed
South Carolina	2.50%
Virginia	1.47%
Total USDA Guaranteed	3.97%

USDA Non-Guaranteed
Delaware	6.75%
Mississippi	1.82%
South Carolina	0.37%
Virginia	0.77%
Total USDA Non-Guaranteed	9.71%

Short-Term Investments	1.36%

Total Investments	103.51%

Other Liabilities in Excess of Assets	(3.51)%

Total Net Assets	100.00%

See accompanying notes to financial statements.

Statement of Assets and Liabilities JUNE 30, 2024

Assets:
Investments in Community Development Loans, at fair value (cost $40,225,710)	$37,463,903
Short-term investments, at fair value (cost $497,627)	497,627
Receivables:
Interest	179,141
Due from Advisor	28,910
Prepaid commitment fees	2,962
Prepaid expenses	13,580
Other assets	5,224
Total Assets	38,191,347

Liabilities:
Payables:
Credit facility (see note 10)	1,381,356
Audit	72,500
Accounting and administration	16,288
Legal	5,744
Transfer agent expense	4,006
Custodian expense	2,329
Accrued other expenses	10,512
Other Liabilities	25,117
Total Liabilities	1,517,852

Net Assets	$36,673,495

Net Assets Consist of:
Paid in Capital (unlimited shares authorized, no par value)	$40,796,269
Total accumulated deficit	(4,122,774)
Net Assets	$36,673,495

Shares
Net assets applicable to outstanding shares	$36,673,495
Number of outstanding shares	3,968,922
Net asset value, maximum offering price and redemption price value per share	$9.24

See accompanying notes to financial statements.

Statement of Operations FOR THE YEAR ENDED JUNE 30, 2024

Investment Income:
Interest	$2,461,484
Total Investment Income	2,461,484

Expenses:
Advisory fees	$595,867
Interest expense on credit facility	249,340
Legal expense	217,458
Audit expense	102,260
Accounting and administration expenses	97,727
Trustees’ expenses	92,500
Chief Compliance Officer expense	70,944
Insurance expense	39,249
Commitment fees	26,792
Transfer agent expense	23,742
Registration expense	23,300
Printing expense	15,019
Custodian expense	13,743
Miscellaneous	64,855
Total Expenses	1,632,796
Less: Expenses waived (see note 6)	(462,863)
Net expenses	1,169,933
Net investment income	1,291,551

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(674,564)
Net change in unrealized appreciation on investments	954,483
Total net realized and unrealized gain on investments	279,919

Net Increase in Net Assets from Operations	$1,571,470

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Year Ended June 30, 2024	Year Ended June 30, 2023
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,291,551	$1,516,388
Net realized loss on investments	(674,564)	—
Net change in unrealized appreciation (depreciation) on investments	954,483	(1,764,649)
Net increase (decrease) in net assets from operations	1,571,470	(248,261)

Distributions to Shareholders:
Distributions	(1,438,140)	(1,747,145)
Total distributions to shareholders	(1,438,140)	(1,747,145)

Capital Transactions:
Reinvestment of distributions	861,349	940,352
Cost of shares redeemed	(8,341,417)	(10,148,900)
Net decrease from capital transactions	(7,480,068)	(9,208,548)

Total decrease in net assets	(7,346,738)	(11,203,954)

Net Assets:
Beginning of year	44,020,233	55,224,187
End of year	$36,673,495	$44,020,233

Capital Share Transactions:
Shares reinvested	93,966	101,090
Shares redeemed	(909,570)	(1,076,096)
Net decrease	(815,604)	(975,006)

See accompanying notes to financial statements.

Statement of Cash Flows FOR THE YEAR ENDED JUNE 30, 2024

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$1,571,470
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Principal paydowns	5,162,361
Sales of long-term investments	5,267,401
Purchases of long-term investments	(2,120,446)
Net sale of short-term investments	2,007,919
Decrease in interest receivables	84,052
Decrease in receivables for principal paydowns	6,707
Decrease in prepaid expenses	3,002
Increase in other assets	(1,788)
Decrease in prepaid commitment fees	12,658
Decrease in audit expense	(31,340)
Decrease in advisory fees	(63,785)
Decrease in accounting and administration expenses	(44)
Decrease in legal expense	(5,062)
Decrease in chief compliance officer expense	(5,225)
Increase in transfer agent expense	84
Decrease in custodian expense	(1,306)
Increase in accrued other expenses	4,765
Increase in accrued other liabilities	6,654
Net realized loss on investments	674,564
Net realized paydown losses	138,338
Amortization of premium on investments	136,493
Net change in unrealized depreciation on investments	(954,483)
Net cash provided by operating activities	11,892,989

Cash Flows from Financing Activities:
Proceeds from credit facility	2,300,000
Repayment on credit facility	(5,274,781)
Shareholder redemptions paid	(8,341,417)
Cash distributions paid	(576,791)
Net cash used in financing activities	(11,892,989)

Net increase (decrease) in cash	—

Cash at beginning of year	—
Cash at end of period	$—

Supplemental disclosure of non-cash activity:
Non-cash financing activities from reinvestment of distributions	$861,349
Supplemental disclosure of cash activity:
Interest paid on borrowings	$249,340

See accompanying notes to financial statements.

Financial Highlights

Per share income and capital changes for a share outstanding throughout each year presented.

	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020
Net asset value, beginning of year	$9.20	$9.59	$9.94	$10.07		$9.81

Income (loss) from Investment Operations:
Net investment income	0.30	0.29	0.22	0.26		0.35
Net realized and unrealized gain (loss) on investments	0.08	(0.34)	(0.34)	(0.10)		0.26
Total income (loss) from investment operations	0.38	(0.05)	(0.12)	0.16		0.61

Less Distributions:
Net investment income	(0.34)	(0.34)	(0.23)	(0.29)		(0.35)
Total distributions	(0.34)	(0.34)	(0.23)	(0.29)		(0.35)

Net asset value, end of year	$9.24	$9.20	$9.59	$9.94		$10.07

Total return	4.20%	(0.50)%	(1.18)%	1.58%		6.40%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$36,673	$44,020	$55,224	$46,783		$42,029
Ratio of expenses to average net assets
Before waiver inclusive of interest expense	4.12%	3.63%	2.83%	2.75%		2.80%
After waiver inclusive of interest expense	2.95%	3.05%	2.39%	1.84	%(1)	1.75%
Before waiver exclusive of interest expense	3.42%	2.83%	2.68%	2.75%		2.80%
After waiver exclusive of interest expense	2.25%	2.25%	2.25%	1.84	%(1)	1.75%
Ratio of net investment income to average net assets	3.25%	3.10%	2.24%	2.56%		3.49%
Portfolio turnover rate	5%	9%	22%	27%		7%

(1)	Effective May 2, 2021, the operating expense limitation was increased from 1.75% to 2.25% of the Fund’s average annual net assets (see note 6).

Senior Securities, year ended June 30:	2024	2023	2022	2021	2020
Total amount outstanding exclusive of treasury securities (000’s)	$1,382	$4,356	$2,070	$—	$—
Asset coverage, per $1,000 of borrowings	27,549	11,105	27,684	—	—
Asset coverage ratio	2,755%	1,111%	2,768%	0%	0%

See accompanying notes to financial statements.

Notes to Financial Statements JUNE 30, 2024

1. Organization

Equalize Community Development Fund (the “Fund”) was organized as a Delaware statutory trust on July 29, 2013 and is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. The Fund is managed by Equalize Capital LLC (the “Adviser), a Puerto Rico limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Three officers of the Fund are officers and members of the Adviser. Government Loan Solutions, Inc. (“GLS”) has contracted with the Fund to provide valuation services related to the Fund’s investments. Robert O. Judge, a former portfolio manager for the Fund, is the chief executive officer of GLS. The offering of shares of beneficial interest in the Fund (the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Shares are offered on a continuous basis monthly (generally as of the last business day of each month) at the net asset value (“NAV”) per Share. There are an unlimited number of authorized Shares.

The Fund’s investment objectives are to provide current income, consistent with the preservation of capital, and to enable institutional Fund investors that are subject to regulatory examination for CRA compliance to claim favorable regulatory consideration of their investment under the Community Reinvestment Act of 1977, as amended (the “CRA”). The Fund seeks to achieve its objective by investing primarily in a portfolio of loans that are eligible for CRA treatment as community development loans or qualified investments (“Community Development Loans”), including investments in 504 First Lien Loans (“504 First Lien Loans”) secured by owner-occupied commercial real estate, which represent the non-guaranteed portion of a U.S. Small Business Administration (“SBA”) Section 504 transaction, loans originated under the U.S. Department of Agriculture’s Rural Development (“USDA RD Loans”) programs and loans issued by the Bureau of Indian Affairs (“BIA Loans”). 504 First Lien Loans are made by financial institutions and other lenders to small businesses for the purchase or improvement of land and buildings. 504 First Lien Loans are not guaranteed by the SBA, the U.S. government or by its agencies, instrumentalities or sponsored enterprises. USDA RD Loans and BIA Loans are generally partially guaranteed by the applicable agency, but the Fund may invest in either the guaranteed or non-guaranteed portions of these loans.

2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Investment Valuation – Investments for which market quotations are readily available are valued at current market value, and all other investments are valued at fair value as determined in good faith by the Fund’s Board of Trustees (the “Board”), in accordance with the policies and procedures (the “Valuation Procedures”) adopted by the Board. The Board has a standing valuation committee (the “Valuation Committee”) that is composed of members appointed by the Board. The Valuation Committee operates under the Valuation Procedures approved by the Board. The Valuation Committee makes quarterly reports to the Board concerning investments for which market quotations are not readily available. Investments in money market funds (short-term investments) are valued at the closing NAV per share.

Notes to Financial Statements JUNE 30, 2024

2. Accounting Policies (continued)

Community Development Loans – The fair values of Community Development Loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology). This pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the Borrower’s creditworthiness, the debt service coverage ratio, lien position, delinquency status, frequency of previous late payments and the projected rate of prepayments. Newly purchased loans are fair valued at cost and subsequently analyzed using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. Valuations of Community Development Loans are determined no less frequently than weekly.

Investment Transactions and Income – Investment transactions are recorded on the trade date basis. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount using the effective yield. Fees associated with loan amendments, paydown gains/losses, and prepayment penalties are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Community Development Loans will be placed in non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. During forbearance periods, any interest and fees on deferred payments will be added to the principal amount and re-amortized over the remaining life of the Community Development Loan. There will be no impact to the maturity date of the loan.

Distributions to Shareholders – The Fund expects to declare and pay dividends of net investment income quarterly and net realized capital gains annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund intends to elect and to qualify each year to be treated as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets and the distribution of its income. If the Fund qualifies as a regulated investment company, it will not be subject to federal income or excise tax on income or net capital gains that it distributes in a timely manner to its shareholders in the form of investment company taxable income or net capital gain distributions.

Accounting for Uncertainty in Income Taxes – GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years for all major jurisdictions, which the Fund considers to be its federal and relevant state income tax filings. The open tax years for the Fund include the current year plus the prior three tax years. As of and during the year ended June 30, 2024, the Fund did not record a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements JUNE 30, 2024

2. Accounting Policies (continued)

Expenses – Fund expenses are charged to the Fund and recorded on an accrual basis. Commitment fees incurred are prepaid and amortized over the term of the credit facility.

Fair Value Measurements – Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.

●	Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investment).

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Hospitality Properties	$—	$—	$7,338,467	$7,338,467
Multi-Purpose Properties	—	—	25,108,962	25,108,962
USDA Guaranteed	—	—	1,456,598	1,456,598
USDA Non-Guaranteed	—	—	3,559,876	3,559,876
Short-Term Investments	497,627	—	—	497,627
Total Investments	$497,627	$—	$37,463,903	$37,961,530

For the year ended June 30, 2024, there were no transfers into or out of Level 3.

Notes to Financial Statements JUNE 30, 2024

2. Accounting Policies (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of June 30, 2023	Purchase and funding of investments	Proceeds from sales and principal payments*	Net realized loss on investments	Net change in unrealized appreciation (depreciation) on investments	Amortization of discount and premium	Balance as of June 30, 2024
Hospitality Properties[1]	$7,225,836	$—	$(48,505)	$—	$170,759	$(9,623)	$7,338,467
Multipurpose Properties[2]	29,896,799	2,120,446	(7,435,625)	(260,736)	864,809	(76,731)	25,108,962
USDA Guaranteed[3]	4,715,056	—	(2,994,046)	(413,828)	160,728	(11,312)	1,456,598
USDA Non-Guaranteed[4]	3,930,440	—	(127,993)	—	(241,813)	(758)	3,559,876
Total Investments	$45,768,131	$2,120,446	$(10,606,169)	$(674,564)	$954,483	$(98,424)	$37,463,903

*	Inclusive of net realized paydown losses and prepayment penalty fees received.

1	Change in unrealized appreciation/depreciation from Hospitality Properties held at June 30, 2023 is $170,759.

2	Change in unrealized appreciation/depreciation from Multi-Purpose Properties held at June 30, 2023 is $5,644.

3	Change in unrealized appreciation/depreciation from USDA Guaranteed Properties held at June 30, 2023 is $(61,296).

4	Change in unrealized appreciation/depreciation from USDA Industry, Non-Guaranteed Properties held at June 30, 2023 is $(241,813).

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of June 30, 2024:

Type of Level 3 Investments	Fair Value as of June 30, 2024	Valuation Technique	Unobservable Inputs	Weighted Average	Range	Impact to Fair Value from an Increase in Input
Hospitality Properties	$7,338,467	Discounted Cash Flows	Purchase Price	$101.86	$100 - 105	Decrease**
			Debt Service Coverage Ratio	1.73	1.15 - 2.06	N/A*
			Effective Loan to Value Ratio	42.37%	40% - 50%	Decrease
			Average Personal Credit Score	726	687 - 731	N/A*
		Market comparables	Default Rate	10%	1.72x	Decrease

Notes to Financial Statements JUNE 30, 2024

2. Accounting Policies (continued)

Type of Level 3 Investments	Fair Value as of June 30, 2024	Valuation Technique	Unobservable Inputs	Weighted Average	Range	Impact to Fair Value from an Increase in Input
Multipurpose Properties	$25,108,962	Discounted Cash Flows	Purchase Price	$104.00	$100 - 107	Decrease*
			Debt Service Coverage Ratio	1.43	0.57 - 5.52	N/A
			Effective Loan to Value Ratio	49.56%	20% - 79%	Decrease
			Average Personal Credit Score	746	616 - 798	N/A
USDA Guaranteed	$1,456,598	Discounted Cash Flows	Purchase Price	$103.97	$102 - 108	Decrease*
			Debt Service Coverage Ratio	2.09	1.28 - 2.60	N/A
			Effective Loan to Value Ratio	44.57%	36% - 50%	Decrease
			Average Personal Credit Score	800	800 - 800	N/A
USDA Non-Guaranteed	$3,559,876	Discounted Cash Flows	Purchase Price	$100.35	$100 - 102	Decrease*
			Debt Service Coverage Ratio	-0.94	-9.25 - 2.60	N/A
			Effective Loan to Value Ratio	63.56%	18% - 79%	Decrease
			Average Personal Credit Score	765	750 - 800	N/A
Total Level 3 Investments	$37,463,903

*	An increase in the spread from the Fund’s purchase price to the benchmark utilized within the fair value methodology would result in a decrease in fair value.

3. Concentration of Risk

Community Development Loans Risk – The Fund predominantly invests in fixed or variable rate Community Development Loans arranged through private negotiations between individuals, agricultural producers, small business borrowers, public bodies, federally-recognized Indian Tribes and non-profit businesses (collectively, the “Borrower”) and one or more lenders. Community Development Loans are secured by collateral and have a claim on the assets of the Borrower that is senior to the second lien held by a CDC in the case of a 504 First Lien Loan and any claims held by unsecured creditors. The Community Development Loans the Fund will invest in are not rated. Community Development Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, valuation risk and interest rate risk.

Notes to Financial Statements JUNE 30, 2024

3. Concentration of Risk (continued)

All of the Community Development Loans in which the Fund will invest will be secured by collateral. Although the Community Development Loans in which the Fund will invest will be secured by collateral, including real property in some cases, there can be no assurance that such collateral has been accurately appraised and/or can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal, which could result in substantial loss to the Fund. There is also a risk that the Fund’s lien on the real property may not be perfected. In the event of a default on any Community Development Loan, the Fund is reliant upon the Financial Institution or Non-bank Lender to liquidate collateral in a manner that will minimize any potential losses. For any default on a Community Development Loan, Financial Institutions or Non-Bank Lenders issuing the Community Development Loan typically have a responsibility to work with Borrowers to bring the Community Development Loan current before the Financial Institution or Non-bank Lender can seek to liquidate any collateral.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Community Development Loan. In the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the real property will not at all times equal or exceed the amount of the Borrower’s obligations under the Community Development Loan.

In general, the secondary trading market for Community Development Loans is not fully developed. No active trading market may exist for certain Community Development Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Community Development Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Community Development Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of Financial Institutions or Non-bank Lenders to make Community Development Loans, the availability of Community Development Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers.

There may be less readily available information about Community Development Loans and the Borrowers than is the case for investments in many other types of securities. Community Development Loans are issued to Borrowers that are not subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The Fund may invest in Community Development Loans through participations with Financial Institutions and, in the case of participations in USDA RD Loans and BIA Loans, through participations with Non-bank Lenders. Non-bank Lenders issuing USDA RD Loans are subject to a rigorous approval process that evaluates the experience, servicing capabilities, capitalization, warehouse financing and track record of issuing loans. A participation typically results in a contractual relationship only with the Financial Institution or Non-bank Lender selling the participation interest, not with the Borrower. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement and, depending on the terms of the participation agreement, the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation and will be subject to the manner in which the Financial Institution or Non-bank Lender enforces the terms of the loan agreement with the Borrower. As a result, the Fund will be exposed to the credit risk of both the Borrower and the Financial Institution or Non-bank Lender selling the participation.

Notes to Financial Statements JUNE 30, 2024

3. Concentration of Risk (continued)

Credit Risk – Credit risk is the risk that one or more debt instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the borrower experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions.

Qualification for CRA Credit Risk – Although the Adviser believes that the Fund’s Community Development Loan investments will have the community development qualities that are eligible for favorable regulatory consideration as community development loans and qualified investments under the CRA, there is no guarantee that an investor will receive CRA credit for an investment in the Fund.

Geographic Concentration Risk – The Fund’s Community Development Loan investments are currently concentrated in California and Georgia. As a result, the Fund may be more susceptible to being adversely affected by California’s or Georgia’s economy. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries.

Mortgaged properties in California may be particularly susceptible to certain types of hazards, such as earthquakes, floods, mudslides, wildfires and other natural disasters, for which there may or may not be insurance. Mortgaged properties in Georgia may be particularly susceptible to economic risks of the state and certain types of hazards such as tornadoes, hurricanes, floods and other natural disasters, for which they may not be insurance. As of June 30, 2024, 42.11% and 14.53% of the Fund’s investments (as a percentage of net assets) were associated with properties located in Georgia and California, respectively. Mortgaged properties in other states similarly may be adversely affected by natural disasters for which there may not be insurance and which could result in substantial loss to the Fund. The Adviser requires hazard insurance in amounts and with coverages customarily required in commercial real estate lending transactions, covering losses such as fires and floods, where flood insurance is available.

Valuation Risk – Unlike publicly traded equity securities that trade on national exchanges, there is no central place or exchange for Community Development Loans to trade. Due to the lack of centralized information and trading, the Adviser’s judgment plays a greater role in the valuation process and the valuation of Community Development Loans. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes, including the inability to obtain timely and/or accurate information for model inputs may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund, and therefore the actual amount received in the sale of the Community Development Loan may be less than the fair value of such loan, as determined by the Fund.

LIBOR Transition Risk – Certain instruments in which the Fund may invest previously relied in some fashion upon the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority (the “FCA”), which regulates LIBOR, has implemented plans to phase out the use of LIBOR. As of June 30, 2023, the ICE Benchmark Administration Limited (the “IBA”), as LIBOR administrator, ceased publication of USD LIBOR for the most common tenors (overnight and one, three, six and twelve months), and as of December 31, 2021, the IBA had ceased publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR. Until September 30, 2024, the IBA will continue to publish the one-month, three-month and six-month USD LIBOR tenors using a synthetic methodology that is permanently unrepresentative of the underlying markets such tenors previously sought to measure. Use of the synthetic LIBOR tenors is permitted only for legacy contracts; all new use of synthetic USD LIBOR is prohibited. There remains uncertainty regarding the potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests. The transition process may involve, among other things, increased volatility or illiquidity in markets for

Notes to Financial Statements JUNE 30, 2024

3. Concentration of Risk (continued)

instruments that currently rely on LIBOR, or previously relied on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

The LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of debt securities and loans with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financing Rate (the “SOFR”) as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.

Recent Market Events Risk – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. Market volatility within the U.S. may cause disruptions to the operations of small business borrowers that may utilize the Community Development Loans in which the Fund invests and may have adverse effects on their long-term health and viability. As a result, the market for certain Community Development Loans and the value of Community Development Loans held by the Fund could be negatively affected by these market conditions and may also be negatively affected in the future by increased rates of default and foreclosure, loan repayment deferral or forbearance requests by borrowers, lower loan origination volumes and the availability of other government loan and relief programs. In addition, the impact of the factors noted above may exacerbate certain risks discussed in the Fund’s Prospectus, including Community Development Loans risk, hospitality industry concentration risk, credit risk, valuation risk, liquidity risk and interest rate risk. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

For other risks associated with the Fund and its investments please refer to the “Risks” section in the Fund’s current prospectus.

4. Periodic Repurchase Offers

The Fund will make periodic offers to repurchase a portion of its outstanding Shares at NAV per Share. Effective February 18, 2022, the Fund has adopted a fundamental policy to make repurchase offers once every three months. The Fund will offer to repurchase 5% of its outstanding Shares unless the Board has approved a different amount (not less than 5% or more than 25% of its outstanding Shares for a particular repurchase offer). The Fund does not currently expect to charge a repurchase fee.

Notes to Financial Statements JUNE 30, 2024

4. Periodic Repurchase Offers (continued)

For the year ended June 30, 2024, the Fund had the following repurchase offers:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
June 13, 2023	July 7, 2023	July 21, 2023	5%	5.0%	241,564
September 12, 2023	October 6, 2023	October 20, 2023	5%	5.0%	228,350
December 21, 2023	January 12, 2024	January 19, 2024	5%	5.0%	218,095
March 12, 2024	April 5, 2024	April 19, 2024	5%	5.3%(1)	221,561

(1)

The Fund repurchased additional shares in excess of the 5.0% repurchase offer amount to process a repurchase request that was tendered in proper form but was not processed in the ordinary course due to an administrative oversight.

5. Administration, Distribution, Transfer Agency and Custodian Agreements

The Fund and its administrator, UMB Fund Services, Inc. (“UMBFS”), are parties to an administration agreement under which UMBFS provides administrative and fund accounting services.

UMBFS also serves as the transfer agent and dividend disbursing agent for the Fund.

UMB Bank, N.A. serves as the custodian and escrow agent (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

The Fund and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement under which the Distributor acts as the principal underwriter for the Fund.

6. Investment Advisory Agreement

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser, effective May 1, 2019, as amended February 18, 2022. Under the Investment Advisory Agreement, the Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board. For providing these services, the Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.50% of the Fund’s average daily net assets. In addition, the Adviser has contractually agreed to waive or reduce its advisory fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses (“Total Annual Expenses”) after fee waiver and/or expense reimbursement (excluding interest, leverage interest (i.e., any expenses incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”)) will not exceed 2.25% of the Fund’s average net assets pursuant to an operating expenses limitation agreement dated February 18, 2022 (the “Operating Expenses Limitation Agreement”). Under the terms of the Operating Expenses Limitation Agreement, the Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (a) the expense limitation in effect at the time of the fee waiver and/or expense reimbursement; or (b) the expense limitation in effect at the time of the reimbursement. The Operating Expenses Limitation Agreement is in effect through at least October 31, 2024, and may be terminated only by, or with the consent of, the Board.

Notes to Financial Statements JUNE 30, 2024

6. Investment Advisory Agreement (continued)

For the year ended June 30, 2024, the Adviser waived expenses totaling $462,863 that are subject to reimbursement.

As of June 30, 2024, the Adviser’s fees and expenses subject to reimbursement were as follows:

June 30, 2025	June 30, 2026	June 30, 2027
$233,508	$281,544	$462,863

7. Investment Transactions

For the year ended June 30, 2024, there were proceeds from principal payments of $5,162,361, long-term sales of $5,267,401 and long-term purchases of $2,120,446 in the Fund.

8. Federal Tax Information

At June 30, 2024, gross unrealized appreciation (depreciation) of investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of investments	$40,723,337
Gross unrealized appreciation	$119,078
Gross unrealized depreciation	(2,880,885)
Net unrealized depreciation on investments	$(2,761,807)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2024, permanent differences in book and tax accounting resulting primarily from differing treatments for amortization of organizational costs have been reclassified to paid in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid in Capital	Total Accumulated Deficit
$1,422	$(1,422)

As of June 30, 2024, the components of distributable earnings (accumulated deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$245
Accumulated capital and other losses	(1,361,212)
Unrealized depreciation on investments	(2,761,807)
Total distributable earnings (accumulated deficit)	$(4,122,774)

As of June 30, 2024, the Fund had a short-term capital loss carry forward of $57,784 and long-term capital loss carry forward of $1,303,428. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

Notes to Financial Statements JUNE 30, 2024

8. Federal Tax Information (continued)

The tax character of distributions paid during the fiscal years ended June 30, 2024 and June 30, 2023 were as follows:

	2024	2023
Distribution paid from:
Ordinary income	$1,438,140	$1,747,145
Long-term capital gains	—	—
Total Distributions	$1,438,140	$1,747,145

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2024, there was no ownership in the Fund over 25%.

10. Revolving Credit Agreement

Effective September 10, 2023, the Fund renewed its secured, revolving line of credit facility with Midwest BankCentre, with a maximum principal amount of $10 million. The maturity date of the line of credit facility is September 10, 2024. The line of credit facility is secured by all of the Fund’s assets. Collateral for the line of credit facility is held by the Custodian for 504 First Lien Loans and short-term investments, or by the originating lender in the case of loan participations for USDA RD Loans. The interest rate on the line of credit facility is equal to the greater of (i) the Prime Rate in effect on such day, or (ii) six percent (6.00%). During the year ended June 30, 2024, the average principal balance outstanding and related average interest rate was approximately $2,945,006 and 8.36% per annum, respectively, and the maximum outstanding balance of the credit facility during the fiscal year ended June 30, 2024 was $4,356,137 during the period from July 1, 2023 through July 30, 2023. At June 30, 2024, the principal balance outstanding was $1,381,356 at an interest rate of 8.50% per annum. During the year ended June 30, 2024, the Fund recorded $249,340 in interest expense and $26,792 in commitment fees.

11. Change in Independent Registered Public Accounting Firm

On March 6, 2024, the Board, upon recommendation of the Audit Committee of the Board, approved Tait, Weller & Baker LLP (“Tait Weller”) to serve as the independent registered public accounting firm to audit the financial statements of the Fund for the fiscal year ended June 30, 2024. Previously, Cohen & Company, Ltd. (“Cohen”) served as the independent registered public accounting firm for the Fund.

Cohen’s report on the financial statements of the Fund for each of the fiscal years ended June 30, 2022 and 2023, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years and the subsequent interim period of July 1, 2023 through March 6, 2024 (the “Interim Period”), there were (i) no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused Cohen to make a reference to the subject matter of the disagreements in connection with its report on the Fund’s financial statements for such years, and (ii) no “reportable events” of the kinds described in Item 304(a)(1)(v) under Regulation S-K.

Notes to Financial Statements JUNE 30, 2024

11. Change in Independent Registered Public Accounting Firm (continued)

During each of the Fund’s fiscal years ended June 30, 2022 and 2023, and the Interim Period, neither the Fund nor anyone acting on its behalf consulted Tait Weller on items that concerned the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either (i) the subject of a disagreement (as defined in Item 304(a)(1)(iv) under Regulation S-K and related instructions) or (ii) a reportable event (as described in Item 304(a)(1)(v) under Regulation S-K).

12. Subsequent Events

The Fund has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustments to or disclosure in the financial statements except for the following:

As of June 30, 2024, the Fund had one ongoing quarterly repurchase offer, which had repurchase requests as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
June 11, 2024	July 12, 2024	July 26, 2024	5%	5%	198,446

Report of Independent Registered Public Accounting Firm

Board of Trustees of
Equalize Community Development Fund
Wayne, Pennsylvania

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Equalize Community Development Fund (the “Fund”), including the schedule of investments, as of June 30, 2024, the related statement of operations, the statement of changes in net assets, the statement of cash flows and the financial highlights for the year ended June 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations, the change in its net assets, its cash flows and the financial highlights for the year ended June 30, 2024, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended June 30, 2023 and the financial highlights for each of the four years in the period ended June 30, 2023 have been audited by other auditors, whose report dated September 20, 2023 expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2024.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024 by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2024

Other Information (Unaudited) JUNE 30, 2024

Proxy Voting

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call the Fund at 855-386-3504 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the SEC’s website at http://www.sec.gov.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund at 855-386-3504 or by accessing the SEC’s website http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)

At a meeting of the Board held on February 13, 2024 (the “Board Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Fund as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Equalize Community Development Fund (the “Fund”) and Equalize Capital LLC (the “Adviser”).

The Board reviewed the Section 15(c) response letter and related materials (including a profitability analysis prepared by the Adviser, the Adviser’s organizational chart, information relating to the Adviser’s compliance program and related risk assessment, a copy of the Adviser’s registration statement on Form ADV, a copy of the Adviser’s business continuity plan and information relating to the implementation and operational effectiveness thereof, and detailed comparative information relating to the Fund’s performance, management fees and total annual fund operating expenses) provided by the Adviser in advance of the Meeting and included in the meeting materials.

The Board then discussed with counsel to the Fund and counsel to the Independent Trustees the relevant factors to be considered in determining whether to approve the renewal of the Advisory Agreement, including the following: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Adviser and the Fund; (3) the cost of the services provided and the profits realized by the Adviser from services rendered to the Fund, including comparative fee and expense data for the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (5) other benefits to the Adviser resulting from services rendered to the Fund. In its deliberations, the Board did not identify any particular factor that was all-important or controlling, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

Nature, Extent and Quality of Services Provided to the Fund. The Board considered the scope of services performed by the Advisor under the Advisory Agreement. In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed the resources and financial condition of the Advisor and certain of its affiliates, as well as the continued roles of Lee Calfo and Joseph Gladue, the Fund’s portfolio managers. The Advisor’s registration statement on Form ADV was provided to the Board, as was the Advisor’s Section 15(c) due diligence response letter and related materials that included, among other things, information about the background and experience of the portfolio managers who will continue to be primarily responsible for the day-to-day management of the Fund. The Board also considered other services provided to the Fund by the Advisor, such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures, including the valuation of Fund portfolio holdings, and applicable legal and regulatory requirements. The Board discussed the Advisor’s handling of compliance matters, including the reports of the Fund’s chief compliance officer on the effectiveness of the Advisor’s compliance program, and the Advisor’s marketing activity, efforts to grow Fund assets, and continuing commitment to the Fund. Based on the factors above, as well as those discussed below, the Board concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, extent and overall quality of the management services provided to the Fund, as well as the Advisor’s compliance program, were satisfactory and reliable.

Investment Performance of the Advisor and the Fund. The Board reviewed the Fund’s performance for various periods ended December 31, 2023. In assessing the quality of the portfolio management services of the Advisor, the Board compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to benchmark indices, specifically the Bloomberg U.S. Aggregate Bond Index, the ICE BofA 1-3 Year U.S. Corporate & Government Bond Index and the ICE BofA 3-5 Year U.S. Corporate & Government Bond Index. The Board also reviewed the Fund’s performance in comparison to a peer group of closed-end funds and closed-end interval funds that invest primarily in whole loans as constructed by data presented by Morningstar, Inc. (the “Peer Group”). The Board noted that the Advisor did not manage any other accounts with the same or similar investment strategies as the Fund. Although past performance is not a guarantee

Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)

or indication of future results, the Board determined that the performance obtained by the Advisor was satisfactory under current market conditions and the Fund and its shareholders were likely to benefit from the Advisor’s continued management of the Fund.

Cost of Services Provided and Profits Realized by the Advisor. The Board considered the cost of services and the structure of the Advisor’s management fee, including a review of the expenses analyses and other pertinent material with respect to the Fund. The Board reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and Peer Group funds. The Board considered the cost structure of the Fund relative to the Peer Group and a private pooled investment vehicle managed by the Advisor, as well as the management fee waivers provided by the Advisor. The Board took into consideration that the Advisor has contractually agreed to limit the total annual operating expenses of the Fund to 2.25% of the Fund’s average annual net assets through at least October 21, 2024, which has resulted in the Advisor waiving a significant portion of its management fees and the Advisor has not recouped those waivers from the Fund. The Board also evaluated the profitability of the Advisor from its relationship with the Fund.

The Board noted that the Fund’s contractual management fee of 1.50% was above the Peer Group median (1.18%) and Peer Group average (1.31%), but not unreasonably so. The Board also noted that the Fund’s current total expense ratio (net of management fee waivers and expense reimbursements and including estimated interest expenses on borrowed funds relating to the Fund’s line of credit) of 3.05% ranked below the Peer Group median (3.25%) and below the Peer Group average (3.64%).

The Board concluded that the Fund’s expenses and the management fees paid to the Advisor were fair and reasonable in light of the comparative performance, expense and management fee information. The Board noted, based on a profitability analysis prepared by the Advisor, that the Advisor’s profit from sponsoring the Fund had not been, and currently was not, excessive, and the Board further concluded that the Advisor had maintained adequate profit levels to support its services to the Fund, despite subsidizing the Fund’s operations.

Economies of Scale. The Board noted that the Advisor is likely to realize economies of scale in managing the Fund as assets grow in size. The Board also noted that through management fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that may not have been achieved until the Fund reached significantly higher asset levels. With respect to the Advisor’s current fee structure and applicable management fee waivers, the Board concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Advisor and the Fund at the Fund’s current asset level.

Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Advisor from its association with the Fund. The Board determined that the benefits the Advisor may receive, including greater name recognition and the ability to attract additional investor assets, appear to be reasonable, and in many cases, may benefit the Fund.

Based on all of the information considered, the Board concluded that the terms of the Advisory Agreement are fair and reasonable and that the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Trustees and Officers (Unaudited) JUNE 30, 2024

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees who are not “interested persons” of the Fund as that term is defined in the 1940 Act are referred to as “Independent Trustees.” Unless otherwise noted, the business address of each Trustee or officer is c/o Equalize Community Development Fund, 37 West Avenue, Suite 301, Wayne, PA 19087. The business address for Mr. Gladue is c/o Equalize Capital LLC, 151 Calle de San Francisco, Suite 200 PMB 5333, San Juan, PR 00901-1607. The business address for Mr. Pelos is c/o Oyster Consulting, LLC, 4128 Innslake Dr., Glen Allen, VA 23060. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at 855-386-3504.

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Independent Trustees
J. Clay Singleton, Ph.D., CFA Born: 1947	Trustee (Indefinite term; since 2013)	Principal in Marshall-Singleton (fiduciary liability consulting firm) (since 2017); Professor Emeritus of Finance, Crummer Graduate School of Business, Rollins College (2002-2017)	1	N/A
Cornelius J. Lavelle Born: 1944	Trustee (Indefinite term; since 2013)	Retired; Director-Institutional Equities, Citigroup Global Markets Inc. (multinational financial services firm) (1997-2009)	1	Independent Trustee, Broadview Funds Trust (open-end investment company with one series) (2013-2019)
George Stelljes, III Born: 1961	Chairman of the Board (Indefinite term; since August 2016) and Trustee (Indefinite term; since 2013)	Managing Partner, St. John’s Capital, LLC (private investment fund) (since 2012); President, Chief Investment Officer and Director of the Gladstone Companies (family of public and private investment funds) (2001-2012)	1

Director and Chairman of Valuation Committee, Oxford Square Capital Corp. (f/k/a TICC Capital Corp.) (business development company) (since 2016); Director, Intrepid Capital Corporation (asset management firm) (2003-2021)

Jorge A. Junquera Born: 1948	Trustee (Indefinite term; since 2020)	Managing Partner of Kohly Capital, LLC (private investment firm) (since 2016)	1	Director, EVERTEC, Inc. (transaction processing company) (since 2012); Director, Sacred Heart University (Puerto Rico) (since 2014)

Trustees and Officers (Unaudited) JUNE 30, 2024

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Officers
Lee A. Calfo Born: 1977	President and Principal Executive Officer (Indefinite term; since 2019)

Chief Executive Officer and Portfolio Manager, Equalize Capital LLC (investment advisory firm) (since 2019); Managing Partner, American Home Opportunity Mortgage Fund (private partnership fund) (since 2020); Chief Executive Officer, J. Alden Associates, Inc. (broker-dealer) (since 2018); Chief Executive Officer, Alden Capital Management, LLC (asset management firm) (since 2018); Chief Executive Officer and Portfolio Manager, Bluestone Capital Management, LLC (investment advisory firm) (2010-2020); President, MCG Securities LLC (broker-dealer) (2012-2017)

			N/A	N/A
Joseph Gladue Born: 1959	Treasurer, Principal Financial Officer and Principal Accounting Officer (Indefinite term; since 2019)

Chief Financial Officer and Portfolio Manager, Equalize Capital LLC (investment advisory firm) (since 2019); Managing Partner, American Home Opportunity Mortgage Fund (private partnership fund) (since 2020); Director of Research, J. Alden Associates, Inc. (broker-dealer) (since 2019); Director of Research, MCG Securities, LLC (broker-dealer) (2015-2018); Vice President Corporate Development, BofI Federal Bank (2014-2015)

			N/A	N/A

Trustees and Officers (Unaudited) JUNE 30, 2024

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Officers (continued)
Kenneth R. Smith Born: 1967	Secretary (Indefinite term; since 2019)

Chief Compliance Officer, Alden Investment Advisors (investment advisory firm)(since 2021); Chief Compliance Officer and Partner, Alden Capital Management, LLC (asset management firm) (since 2018); Chief Compliance Officer and Partner, J. Alden Associates, Inc. (broker-dealer) (since 2018); Chief Compliance Officer, Equalize Capital LLC (investment advisory firm) (2019-2024); Chief Compliance Officer, Dekania Capital Management, LLC (investment advisory firm) (2016-2020); Chief Compliance Officer, Cohen & Company Financial Management, LLC (investment advisory firm) (2016-2020); Chief Compliance Officer and Founder, Compass Financial Advisors, LLC (investment advisory firm) (since 2003); Chief Compliance Officer, Bluestone Capital Management, LLC (investment advisory firm) (2014-2020); Chief Compliance Officer, MCG Securities LLC (broker-dealer) (2011-2020)

			N/A	N/A
Constantine Andrew (Dean) Pelos Born: 1960	Chief Compliance Officer and AML Compliance Officer (Indefinite term; since 2019)

Managing Director (2022-present) and Director (2019-2022), Oyster Consulting, LLC (compliance consulting to financial service firms); Chief Compliance Officer and Vice President, M Holdings Securities, Inc., M Financial Investment Advisors, M Fund and M Wealth (2018-2019); Director, Oyster Consulting, LLC (2015-2018); Senior Consultant, Oyster Consulting, LLC (2013-2015)

			N/A	N/A

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

EQUALIZE COMMUNITY DEVELOPMENT FUND

37 West Avenue, Suite 301

Wayne, PA 19087

INVESTMENT ADVISER

Equalize Capital LLC

151 Calle de San Francisco, Suite 200 PMB 5333

San Juan, PR 00901-1607

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

LEGAL COUNSEL

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

CUSTODIAN

UMB Bank, N.A.

1010 Grand Boulevard

Kansas City, MO 64106

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Investors may lose some or all of their investment in the Fund. The Fund is not designed to be a complete investment program and may not be a suitable investment for all investors. The risk factors described are the principal risk factors associated with an investment in the Fund, as well as those factors associated with an investment in an investment company with similar investment objectives and investment policies.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees, expenses and experience of its management and other considerations.

(b) not applicable.

Item 2. Code of Ethics.

Equalize Community Development Fund (the “Fund,” or the “Registrant”) has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there are three audit committee financial experts serving on its audit committee. Mr. George Stelljes, III, Dr. J. Clay Singleton and Mr. Jorge A. Junquera are each qualified to serve as audit committee financial experts on its audit committee and each is "independent," as defined by Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

(a) Audit Fees for Registrant.

Fiscal year ended June 30, 2024	$69,500
Fiscal year ended June 30, 2023	$90,000*

(b) Audit-Related Fees for Registrant.

Fiscal year ended June 30, 2024	None
Fiscal year ended June 30, 2023	$40,600*

(c) Tax Fees for Registrant.

Fiscal year ended June 30, 2024	$3,000
Fiscal year ended June 30, 2023	$3,000*

*	The audit, audit-related, and tax fees were billed by Cohen & Company, Ltd.

(d) All Other Fees.

Fiscal year ended June 30, 2024	None
Fiscal year ended June 30, 2023	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. During the period covered by this report, the Fund invested exclusively in non-voting securities. In the event that the Fund invests in voting securities, the Adviser will adopt proxy voting policies and procedures.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Lee A. Calfo	President, Principal Executive Officer and Portfolio Manager	Since 2019	Mr. Calfo is the Chief Executive Officer and a Portfolio Manager for Equalize Capital LLC (2019 - present). Mr. Calfo is also the Managing Partner of American Home Opportunity Mortgage Fund, a private partnership fund (2020 - present). He also serves as the Chief Executive Officer of J. Alden Associates, Inc., a broker-dealer, and Alden Capital Management, an asset management firm (2018 – present). Mr. Calfo served as Chief Executive Officer and Portfolio Manager of Bluestone Capital Management, LLC (2010-2020)
Joseph Gladue	Treasurer, Principal Financial Officer, Principal Accounting Officer and Portfolio Manager	Since 2019	Mr. Gladue is the Chief Financial Officer and a Portfolio Manager for Equalize Capital LLC (2019 – present). Mr. Gladue is also the Managing Partner of American Home Opportunity Mortgage Fund, a private partnership fund (2020 – present). Mr. Gladue has served as the Director of Research for J. Alden Associates, Inc., broker-dealer (2018 – present).

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of June 30, 2024:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($ millions)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Lee A. Calfo	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$15	0	$0
	Other Accounts	0	$0	0	$0
Joseph Gladue	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$15	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

Equalize Capital LLC (the "Adviser"), formerly known as Bluestone Capital Partners LLC, serves as the Fund’s investment adviser. The Adviser and the portfolio managers will be subject to certain conflicts of interest in their management of the Fund. These conflicts will arise primarily from the involvement of the Adviser and the portfolio managers in other activities that may conflict with those of the Fund and in connection with the allocation of investment opportunities between the Fund and other accounts managed by a portfolio manager.

The Adviser believes that the portfolio managers have sufficient time and resources to discharge their responsibilities to the Fund. However, conflicts of interest may arise in allocating time, services or functions between the Fund and other entities or businesses to which a portfolio manager provides services. A portfolio manager will devote such time to the Fund as he believes is reasonably necessary to the conduct of the business of the Fund and its respective investments.

In the ordinary course of his business activities, a portfolio manager may engage in activities where the interests of the Fund and its shareholders conflict with the interest of other entities or businesses to which a portfolio manager provides services. Other present and future activities of the portfolio managers or such entities or businesses may give rise to additional conflicts of interest. In the event that a conflict of interest arises, a portfolio manager will attempt to resolve such conflicts in a fair and equitable manner and in accordance with the requirements and limitations of the Investment Company Act of 1940, as amended.

(a)(3) Compensation Structure of Portfolio Manager(s) as of June 30, 2024

Messrs. Calfo and Gladue are compensated through their respective equity ownership interests in the Adviser. Neither Mr. Calfo nor Mr. Gladue receives compensation from the Fund.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of June 30, 2024:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Lee A. Calfo	None
Joseph Gladue	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)Not applicable

(b)Not applicable

Item 19. Exhibits.

(a)(1) Registrant’s Code of Ethics is filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in the Registrant’s independent public accountant filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Equalize Community Development Fund

By (Signature and Title)	/s/ Lee A. Calfo
Lee A. Calfo, President
(principal executive officer)

Date	September 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lee A. Calfo
Lee A. Calfo, President
(principal executive officer)

Date	September 9, 2024

By (Signature and Title)	/s/ Joseph Gladue
Joseph Gladue, Treasurer
(principal financial officer)

Date	September 9, 2024